                        POWER OF ATTORNEY

 KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Michael Miller and Andrew Burchill, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for and on his behalf, in the undersigned's capacity as an officer and/or director of Monster

Worldwide, Inc. (the Company), any Form 3, Form 4 and Form 5, and any and all

amendments thereto, and any other documents in connection therewith or other forms or documents required by Section 16(a) of the Securities Exchange Act of 1934 and any

rules thereunder (Section 16(a)), and to file the same with the Securities and

Exchange Commission as required by Section 16(a), granting unto said attorneys-in-

fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitutes, may lawfully do or cause to be done by virtue hereof.

 The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the

Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

 This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

 Executed in New York, New York on this 24th day of February 2012.

                                                    /s/ Michael B. McGuinness

                                                    Michael B. McGuinness